                                                                    Exhibit 10.2

                                    FORM OF

                         CH2M HILL EMPLOYEE STOCK PLAN
                         -----------------------------
              (as amended and restated effective January 1, 1999)

                               TABLE OF CONTENTS

Article 1. Name, Effective Date, Purpose and Construction................................................... 1-1

    1.1 Plan Name........................................................................................... 1-1
    1.2 Effective Date...................................................................................... 1-1
    1.3 Purpose and History................................................................................. 1-1
    1.4 Construction........................................................................................ 1-1
    1.5 Employment Relationship Not Affected................................................................ 1-2
    1.6 Terminated Participants Not Affected................................................................ 1-2

Article 2. Definitions...................................................................................... 2-1

    2.1 Account............................................................................................. 2-1
    2.2 Adjustment Factor................................................................................... 2-1
    2.3 Affiliated Employer................................................................................. 2-1
    2.4 Allowable Compensation.............................................................................. 2-1
    2.5 Alternate Payee..................................................................................... 2-2
    2.6 Beneficiary......................................................................................... 2-2
    2.7 Board............................................................................................... 2-2
    2.8 Break in Service.................................................................................... 2-2
    2.9 Code................................................................................................ 2-2
    2.10 Company............................................................................................ 2-2
    2.11 Date of Hire....................................................................................... 2-2
    2.12 Deferred Retirement Date........................................................................... 2-2
    2.13 Determination Date................................................................................. 2-2
    2.14 Disability......................................................................................... 2-3
    2.15 Eligible Employee.................................................................................. 2-3
    2.16 Eligible Participant............................................................................... 2-3
    2.17 Employee........................................................................................... 2-3
    2.18 Employer........................................................................................... 2-3
    2.19 Employer Stock..................................................................................... 2-3
    2.20 Entry Date......................................................................................... 2-4
    2.21 ERISA.............................................................................................. 2-4
    2.22 Fiscal Year........................................................................................ 2-4
    2.23 Forfeiture......................................................................................... 2-4
    2.24 GATT............................................................................................... 2-4
    2.25 General Trust Fund................................................................................. 2-4
    2.26 Hour of Service.................................................................................... 2-4
    2.27 Inactive Participant............................................................................... 2-4
    2.28 Key Employee....................................................................................... 2-4
    2.29 Leased Employee.................................................................................... 2-5
    2.30 Member Employer.................................................................................... 2-5
    2.31 Non-Key Employee................................................................................... 2-6
    2.32 Normal Retirement Date............................................................................. 2-6
    2.33 OBRA '93........................................................................................... 2-6

    2.34 Owner.............................................................................................. 2-6
    2.35 Participant........................................................................................ 2-6
    2.36 Plan............................................................................................... 2-6
    2.37 Plan Administrator................................................................................. 2-6
    2.38 Plan Compensation.................................................................................. 2-6
    2.39 Quarter............................................................................................ 2-7
    2.40 Qualified Domestic Relations Order................................................................. 2-7
    2.41 REA................................................................................................ 2-7
    2.42 Savings Plan....................................................................................... 2-7
    2.43 SBJPA.............................................................................................. 2-7
    2.44 Service............................................................................................ 2-7
    2.45 Spousal Consent.................................................................................... 2-7
    2.46 [Reserved]......................................................................................... 2-8
    2.47 TEFRA.............................................................................................. 2-8
    2.48 Testing Compensation............................................................................... 2-8
    2.49 Top-Heavy Plan..................................................................................... 2-8
    2.50 TRA '86............................................................................................ 2-9
    2.51 Trust.............................................................................................. 2-9
    2.52 Trust Agreement.................................................................................... 2-9
    2.53 Trust Fund......................................................................................... 2-9
    2.54 Trustees........................................................................................... 2-9
    2.55 USERRA............................................................................................. 2-9
    2.56 Valuation Date..................................................................................... 2-9
    2.57 List of Terms Defined Elsewhere.................................................................... 2-9

Article 3. Eligibility, Participation and Beneficiary Designation........................................... 3-1

    3.1 Definitions......................................................................................... 3-1
    3.2 Participation....................................................................................... 3-1
    3.3 Beneficiary Designation............................................................................. 3-1
    3.4 Change from Ineligible to Eligible Employee......................................................... 3-2
    3.5 Former Employee Rehired............................................................................. 3-2
    3.6 Trustees Determine Eligibility...................................................................... 3-2

Article 4. Contributions.................................................................................... 4-1

    4.1 Employer Contribution............................................................................... 4-1
    4.2 Top-Heavy Minimum Contribution...................................................................... 4-1
    4.3 Timing of, Limitations on, and Return of Employer Contributions..................................... 4-1

Article 5. Allocation of Contributions and Forfeitures...................................................... 5-1

    5.1 Definitions......................................................................................... 5-1
    5.2 Allocation Methods.................................................................................. 5-3
    5.3 Limitations on Annual Allocations................................................................... 5-4
    5.4 Overall Limitation for Different Types of Plans..................................................... 5-4

    5.5 Restoration Procedures.............................................................................. 5-5

Article 6. Vesting of Accounts.............................................................................. 6-1

    6.1 Automatic Vesting on Retirement, Death or Disability................................................ 6-1
    6.2 Vesting Based on Service............................................................................ 6-1
    6.3 Forfeitures and Restorations........................................................................ 6-1
    6.4 No Divestment....................................................................................... 6-2
    6.5 Amendment to Vesting................................................................................ 6-2
    6.6 Lost Participants................................................................................... 6-3

Article 7. Participants' Account Valuation.................................................................. 7-1

    7.1 Separate Accounts................................................................................... 7-1
    7.2 Determination of Value of Participant Accounts...................................................... 7-1
    7.3 Valuation Dates..................................................................................... 7-1
    7.4 Special Valuation Dates............................................................................. 7-1
    7.5 Accounts to be Valued............................................................................... 7-1
    7.6 Statement of Accounts............................................................................... 7-1
    7.7 Valuation of Account When Payment Due............................................................... 7-2

Article 8. Distributions and Withdrawals.................................................................... 8-1

    8.1 General............................................................................................. 8-1
    8.2 Administrative Rules................................................................................ 8-1
    8.3 Timing of Distributions............................................................................. 8-1
    8.4 Treatment of Deferred Amounts....................................................................... 8-3
    8.5 Methods of Distribution............................................................................. 8-3
    8.6 Distribution Upon Death of Participant.............................................................. 8-4
    8.7 Distributions to Minors or Legally Incompetents..................................................... 8-4
    8.8 Tax Information To Be Provided...................................................................... 8-4
    8.9 Direct Rollovers.................................................................................... 8-4

Article 9. Service.......................................................................................... 9-1

    9.1 General Definitions................................................................................. 9-1
    9.2 Crediting of Hours Subject to DOL Regulation........................................................ 9-2
    9.3 Elapsed Time Service Definitions.................................................................... 9-2

Article 10. Fiduciary Responsibility........................................................................10-1

    10.1 Names Fiduciaries..................................................................................10-1
    10.2 Fiduciary Standards................................................................................10-1
    10.3 Fiduciaries Liable for Breach of Duty..............................................................10-1
    10.4 Fiduciary May Employ Agents........................................................................10-1
    10.5 Authority Outlined.................................................................................10-1
    10.6 Fiduciaries Not to Engage in Prohibited Transactions...............................................10-2

    10.7 Duties of Plan Administrator.......................................................................10-2

Article 11. Administration of the Plan......................................................................11-1

    11.1 Selection of Trustees..............................................................................11-1
    11.2 Trustees' Operating Rules..........................................................................11-1
    11.3 Trustees' Administrative Authority.................................................................11-1
    11.4 Trustees to Establish Funding Policy...............................................................11-1
    11.5 Trustees May Retain Advisors.......................................................................11-1
    11.6 Claims Procedure...................................................................................11-2

Article 12. Investments.....................................................................................12-1

    12.1 Investment Authority...............................................................................12-1
    12.2 Trustees May Hold Necessary Cash...................................................................12-1
    12.3 Appointment of Investment Manager..................................................................12-1

Article 13. Trustee.........................................................................................13-1

    13.1 Trustees' Duties With Respect to Trust Assets......................................................13-1
    13.2 Indicia of Ownership Must Be in the United States..................................................13-1
    13.3 Permissible Trustees' Actions......................................................................13-1
    17.8 Voting of Employer Stock...........................................................................13-1
    13.4 Trustees' Fees for Services and Advisors Retained..................................................13-2
    13.5 Annual Accounting and Asset Valuation..............................................................13-2
    13.6 Trustee Removal or Resignation.....................................................................13-2
    13.7 Approval of Trustees' Accounting...................................................................13-2
    13.8 Trust Not Terminated Upon Trustees' Removal or Resignation.........................................13-2
    13.9 Trustees May Consult With Legal Counsel............................................................13-3
    13.10 Trustees Not Required to Verify Identification or Addresses.......................................13-3
    13.11 Individual Trustee Rules..........................................................................13-3
    13.12 Indemnification of Trustees and Insurance.........................................................13-3
    13.13 Income Tax Withholding............................................................................13-3

Article 14. Amendment, Termination and Merger...............................................................14-1

    14.1 Trust Is Irrevocable...............................................................................14-1
    14.2 Employer May Amend Trust Agreement.................................................................14-1
    14.3 Employer May Terminate Plan........................................................................14-1
    14.4 Timing of Plan Termination.........................................................................14-1
    14.5 Action Required Upon Plan Termination..............................................................14-2
    14.6 Non-Reversion of Assets............................................................................14-2
    14.7 Merger or Consolidation Cannot Reduce Benefits.....................................................14-2

Article 15. Assignments.....................................................................................15-1

    15.1 No Assignment......................................................................................15-1

    15.2 Qualified Domestic Relations Order Permitted.......................................................15-1

Article 16. Adoption of the Plan by Affiliated Employers....................................................16-1

    16.1 Purpose............................................................................................16-1
    16.2 Conditions of Subscription Agreement...............................................................16-1
    16.3 Participation of Affiliated Employers..............................................................16-1
    16.4 Termination of Member Employer's Participation.....................................................16-3

Article 17. Miscellaneous...................................................................................17-1

    17.1 Special Rule Relating to Veterans Reemployment Rights Under USERRA.................................17-1

                         CH2M HILL EMPLOYEE STOCK PLAN
              (As Amended and Restated Effective January 1, 1999)

          THIS PLAN AND TRUST AGREEMENT is made and entered into by and between CH2M HILL COMPANIES, LTD. (Employer) and FRED K. BERRY, SAMUEL H. IAPALUCCI, SHARON SCHLECHTER, CLIFF THOMPSON, and STAN VINSON (Trustees).


                                   Article 1.
                 Name, Effective Date, Purpose and Construction

       1.1  Plan Name.  The Plan set forth in this Agreement shall be designated
            ----------
as the CH2M HILL EMPLOYEE STOCK PLAN.

       1.2  Effective Date.
            ---------------

              (a)  In General.  The Effective Date of this amended and restated
                   -----------
Plan and Trust Agreement shall be January 1, 1999.

              (b)  Specific Articles.  Notwithstanding the above, certain
                   ------------------
Articles within this Plan and Trust are effective as of the dates specified within those Articles.

       1.3  Purpose and History.
            --------------------

              (a)  Purpose.  The Plan and Trust are intended to qualify as a
                   --------
Profit Sharing Plan under Code Sections 401(a) and 501(a) and are created and maintained for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries to enable them to share in Employer profits, to provide Eligible Employees with a means to accumulate retirement savings, to provide retirement funds, and to provide benefits in the event of the death or Disability of the Employee.

              (b)  History.  The original Plan and Trust Agreement was adopted
                   --------
as an Employee Stock Ownership Plan effective January 1, 1977, and was subsequently amended and restated effective in 1983 to convert it to a profit sharing plan authorized to invest entirely in Employer Stock. The Plan and Trust Agreement was restated effective January 1, 1989, and again effective January 1, 1996.

              (c)  Purposes of Restatement.  The principal purposes of this
                   ------------------------
amendment and restatement are to recognize the limited trading market for Employer Stock and to amend the Plan and Trust Agreement to comply with SBJPA, GATT and USERRA.

       1.4  Construction.  The following miscellaneous provisions shall apply in
            -------------
the construction of this Trust Agreement:

              (a)  State Jurisdiction.  All matters respecting the validity,
                   -------------------
effect, interpretation and administration of this Plan shall be determined in accordance with the

                                      1-1
laws of the State of Colorado except where preempted by ERISA or other federal statutes.

              (b)  Gender.  Wherever appropriate, words used in the singular may
                   -------
include the plural or the plural may be read as the singular, the masculine may include the feminine, and the neuter may include both the masculine and the feminine.

              (c)  Application of ERISA and Code References.  All references to
                   -----------------------------------------
sections of ERISA or the Code, or any regulations or rulings thereunder, shall be deemed to refer to such sections as they may subsequently be modified, amended, replaced or amplified by any federal statutes, regulations or rulings of similar application and import enacted by the Government of the United States or any duly authorized agency of the Government.

              (d)  Enforceable Provisions Remain Effective.  If any provision of
                   ----------------------------------------
this Plan and Trust shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

              (e)  Headings.  Headings are inserted for reference only and
                   ---------
constitute no part of the construction of this Agreement.

       1.5  Employment Relationship Not Affected.  Nothing in the Plan or Trust
            -------------------------------------
shall be deemed a contract between the Employer and any Employee, nor shall the rights or obligations of the Employer or any Employee to continue or terminate employment at any time be affected hereby.

       1.6  Terminated Participants Not Affected.  Notwithstanding anything to
            -------------------------------------
the contrary herein, the rights and remedies, if any, of any person hereunder shall be determined as of the date his participation ceased or the date he ceased to be an Eligible Employee, whichever occurs first, and shall be based on the terms and conditions of the Plan in effect on such date, without regard to any changes made by Articles which have specific effective dates subsequent to such date.

                    *  *  *  *  End of Article 1  *  *  *  *

                                      1-2

                                   Article 2.
                                  Definitions

          Definitions.  Terms which are used only in a single Article (beginning
          ------------
with Article 3) are generally defined at the beginning of that Article.  Article
2.59 lists the terms so defined. The following words and phrases are used throughout this Trust Agreement and are defined below:

     2.1  "Account" means the aggregate of all records maintained by the
           -------
Trustees for purposes of determining a Participant's or Beneficiary's interest in the Trust Fund and shall be adjusted by all amounts properly credited or debited to such Account.

     2.2  "Adjustment Factor" means the cost of living factor prescribed by the
           -----------------
Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide. For purposes of the OBRA '93 annual compensation limit under Code Section 401(a)(17), the Adjustment Factor shall be applied as provided in Code Section 401(a)(17)(B) for calendar years after 1994.

     2.3  "Affiliated Employer" means any corporation which is a member of a
           -------------------
controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

     2.4  "Allowable Compensation" for purposes of determining the Top-Heavy
           ----------------------
minimum contributions, and for purposes of determining the limitations on allocations pursuant to Article 5.3, means the total of all wages, salaries, fees for professional services and other amounts paid by the Employer or an Affiliated Employer during a Limitation Year to a Participant for services actually rendered in the course of employment including (but not limited to) bonuses, overtime, commissions and incentive compensation, but excluding severance pay and amounts which are contributed to a retirement plan, deferred compensation plan or other plan and which are not included as taxable income for such year, or amounts which are not deemed to be income for current services rendered such as amounts realized from the sale, exercise or exchange of Employer Stock or stock options.

          Notwithstanding the foregoing, amounts earned in the Limitation Year but paid during the first few weeks of the next year because of the timing of pay periods and pay days may be included on a uniform and consistent basis in the Allowable Compensation of all similarly situated Participants for the Limitation Year. In addition, for Limitation Years beginning before December 31, 1991, the requirement that the

                                      2-1
amounts earned in a Limitation Year be paid in the first few weeks of the next year shall not apply.

          Notwithstanding the foregoing, the amount determined above shall be reduced by any amounts paid or reimbursed by the Employer and/or Affiliated Employer for moving expenses incurred by the Participant, but only to the extent that it is reasonable to believe that such expenses are deductible by the Participant under Code Section 217.

          Notwithstanding the foregoing, for Fiscal Years beginning on or after January 1, 1998, Allowable Compensation shall include any elective deferral (as defined in Section 402(g)(3) of the Code) and any amount which is contributed or deferred by the Employer at the election of the Employee which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Code.

     2.5  "Alternate Payee" means any spouse, former spouse, child or other
           ---------------
dependent of a Participant recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, a Participant's benefits under the Plan.

     2.6  "Beneficiary" means any person designated by a Participant to receive
           -----------
benefits upon the death of such Participant, subject to the provisions of
Article 3.3.

     2.7  "Board" means the Board of Directors of the Company.
           -----

     2.8  "Break in Service" for purposes of applying the provisions of Article
           ----------------
6 for vesting credit applicable to a Participant's Account is defined in Article 9.3.

     2.9  "Code" means the Internal Revenue Code of 1986, as amended (and
           ----
regulations issued thereunder).

     2.10 "Company" means CH2M HILL COMPANIES, LTD.
           -------

     2.11 "Date of Hire" means the date on which an Employee first performs an
           ------------
Hour of Service for the Employer.

     2.12 "Deferred Retirement Date" means the date of actual retirement from
           ------------------------
the Employer by a Participant who remains in the employ of the Employer after attaining his Normal Retirement Date.

     2.13 "Determination Date" means, with respect to any Fiscal Year, the last
           ------------------
day of the preceding Fiscal Year. If the Employer maintains two or more qualified plans which have different fiscal years and which either must be aggregated or which are allowed to be aggregated when determining top-heaviness pursuant to this Trust Agreement, the Determination Date to be used for this Plan for aggregation purposes shall be the Determination Date which falls within the same calendar year as the determination dates for all such plans which are required or permitted to be aggregated.

                                      2-2

     2.14 "Disability" means the permanent incapacity of a Participant, by
           ----------
reason of physical or mental illness, to perform his usual duties for the Employer, resulting in termination of his service with the Employer. Disability shall be determined by the Trustees in a uniform and nondiscriminatory manner after consideration of such evidence as it may require, which shall include a report of such physician or physicians as it may designate.

     2.15 "Eligible Employee" has the meaning set forth in Article 3.1.
           -----------------

     2.16 "Eligible Participant" means:
           --------------------

          (a) For purposes of Employer contributions under Article 4.1:

              (i) an Eligible Employee who completed at least 1,000 Hours of Service in the Fiscal Year and who is an Employee and a Participant on the last day of the Fiscal Year;

              (ii) a Participant who was an Eligible Employee who terminated employment during the Fiscal Year due to death or Disability, or after reaching his Normal Retirement Date or after attaining age 55 and completing five Years of Service; or

              (iii) a Participant who terminated employment and was rehired during the Fiscal Year and who remained employed until the end of the Fiscal Year at an annual rate of 1,000 Hours of Service or more.

          (b) In the event the Plan does not otherwise meet the coverage requirements of Code Section 410(b) for a Fiscal Year, and to the extent the Trustees determine it necessary to meet such requirements, each other Eligible Employee who:

              (i)   Is a Participant at any time during the year, and/or

              (ii) Completed a number of Hours of Service (as determined by the Trustees) during the Fiscal Year, which is less than 1,000.

     2.17 "Employee" means any person in the Service of the Employer including
           --------
Leased Employees and officers, but excluding directors who are not in the Employer's employ in any other capacity. Sub-categories of "Employee" are defined alphabetically in Article 2.

     2.18 "Employer" means the Company, and such of its successors or assigns as
           --------
may expressly adopt this Plan and Trust Agreement and agree in writing to continue this Plan and Trust.

     2.19 "Employer Stock" means shares of any classes of preferred or common,
           --------------
voting or nonvoting, stock issued by the Employer.

                                      2-3

     2.20 "Entry Date" means the first day of any month.
           ----------

     2.21 "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
regulations issued thereunder.

     2.22 "Fiscal Year" means the accounting year of the Plan and Trust, which
           -----------
is the 12-consecutive month period ending December 31.

     2.23 "Forfeiture" is described in Article 6.4(a).
           ----------

     2.24 "GATT" means the Uruguay Round Agreements Act, implementing Agreements
           ----
under the General Agreement on Tariffs and Trade.

     2.25 "General Trust Fund" means that portion of the Trust Fund other than
           ------------------
property and income held as or for segregated Accounts or under separate investment funds under the provisions of this Trust Agreement.

     2.26 "Hour of Service" has the meaning set forth in Article 9.1(b).
           ---------------

     2.27 "Inactive Participant" means a Participant who remains an Employee,
           --------------------
but who ceases to be an Eligible Employee because of a change in employment status. Accounts of Inactive Participants shall share in allocations of contributions and Forfeitures to the extent provided in Article 5, and such Accounts shall continue to be adjusted by other amounts properly credited or debited to such Accounts pursuant to Article 7.

     2.28 "Key Employee" means, with respect to a Fiscal Year, any Employee or
           ------------
former Employee (including any deceased Employee) who at any time during the "testing period", consisting of the Fiscal Year containing the Determination Date and the four preceding Fiscal Years (or, if the Plan has been in effect for fewer than four Fiscal Years, for the number of preceding Fiscal Years since the Plan's effective date), is or was:

              (a)  Officer.  An officer of the Employer, or an Employee with the
                   --------
authority of an officer, with Testing Compensation of more than 50% of the applicable dollar limit under Code Section 415(b)(1)(A) for the applicable Fiscal Year. However, no more than 50 Employees (or if less, the greater of 3 Employees or 10% of the total number of Employees, including Leased Employees, who performed services for the Employer at any time during the "testing period") shall be treated as officers. In addition, such Employees who meet the requirements of this paragraph and who had the largest annual Testing Compensation from the Employer in any Fiscal Year during the "testing period" shall first be counted as officers, without regard to whether they are Key Employees for any other reason; or

              (b)  Owner.
                   ------

                   (i)  A 5% owner; or

                                      2-4

                   (ii) A 1% owner with annual Testing Compensation from the Employer for the applicable Fiscal Year of more than $150,000;

                   (iii) A 1/2% owner who (1) is one of the 10 Employees who have the largest ownership interest in the Employer, (2) has annual Testing Compensation from the Employer which is greater than the dollar limitation under Code Section 415(c)(1)(A) for the applicable Fiscal Year, and (3) does not meet the criteria in (i) or (ii). For purposes of this (iii), if two Employees have the same ownership interest in the Employer during the "testing period", then the Employee with the greater annual Testing Compensation from the Employer for the Fiscal Year during which the ownership interest existed shall be considered to have a larger ownership interest in the Employer.

              (c)  Beneficiary.  A Beneficiary of a deceased Key Employee shall
                   ------------
be considered to be a Key Employee, and a Beneficiary of a deceased Non-Key Employee shall be considered a Non-Key Employee. Notwithstanding the above, the Trustees shall be guided by the Code in determining Key Employees for any Fiscal Year and shall maintain records adequate to determine Key Employees for any Fiscal Year.

     2.29 "Leased Employee", for Fiscal Years beginning before January 1, 1997,
           ---------------
means any individual who would not otherwise be considered an Employee but who has provided services to the Employer of a type historically performed by employees in the Employer's field of business, pursuant to an agreement between the Employer and any other entity, on a substantially full-time basis for a period of at least one year.

          For Fiscal Years beginning on or after January 1, 1997, the term "Leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year and such services are performed under the primary direction or control of the recipient.

          However, Leased Employees will not be considered Employees if they constitute less than 20% of the Employer's Non-Highly Compensated Employees as defined in Code section 414(q) and if they are covered by a plan described in Code Section 414(n)(5).

     2.30 "Member Employer" shall mean the Employer and any Affiliated Employer
           ---------------
who adopts this Plan and Trust Agreement. As of the Effective Date of this January 1, 1999 restatement, the Member Employers participating in the Plan in addition to the Employer are: CH2M HILL, INC., QUALITY ANALYTICAL LABORATORIES, INC., CH2M HILL FEDERAL GROUP, LTD., CH2M HILL INTERNATIONAL, LTD., CH2M HILL INTERNATIONAL SERVICES, INC., INDUSTRIAL DESIGN CORPORATION, and IDC CONSTRUCTION MANAGEMENT, INC.

                                      2-5

     2.31 "Non-Key Employee" means any Employee who is not a Key Employee,
           ----------------
including Employees who are former Key Employees.

     2.32 "Normal Retirement Date" means the date of a Participant's 65th
           ----------------------
birthday.

     2.33 "OBRA '93" means the Omnibus Budget Reconciliation Act of 1993.
           --------

     2.34 "Owner" means any person who owns (within the meaning of Code Sections
           -----
318 and 416(i)(1)(B)), or has owned within the four Fiscal Years prior to the Fiscal Year under consideration, a portion of the outstanding stock or voting power of the Employer. The ownership percentage of a "5%" Owner means greater than a 5% interest, that of a "1%" Owner means greater than a 1% interest and that of a " 1/2%" Owner means greater than a 1/2% interest.

     2.35 "Participant" means any Employee or former Employee who has entered
           -----------
the Plan in accordance with Article 3, and whose Account, if any, hereunder has not subsequently been liquidated.

     2.36 "Plan" means the Plan created by this Agreement.
           ----

     2.37 "Plan Administrator" means the Trustees.
           ------------------

     2.38 "Plan Compensation" shall equal an Employee's basic hourly rate of pay
           -----------------
on the last day of the year, times the lesser of:

               (i) the number of regular work hours for such year after his Entry Date, or

               (ii) the number of Hours of Service for which he was paid during such year while he was a Participant and an Eligible Employee.

          For an Employee who transfers to another Member Employer and is still an Employee on the last day of the Fiscal Year, Plan Compensation with the first Member Employer shall be calculated through his transfer date based on the rate of pay on his transfer date.

          Periods of Disability during which the Participant is eligible to receive Disability benefits under a plan maintained by the Employer or Affiliated Employer, or would have been eligible if covered by such plan, and periods of unpaid leave of absence shall be excluded in determining the multiplier in (i) and (ii) above.

          Notwithstanding the above, Plan Compensation shall not exceed $200,000, multiplied by the Adjustment Factor. For Fiscal Years beginning on or after January 1, 1994, Plan Compensation shall not exceed the OBRA '93 annual compensation limit of $150,000, multiplied by the Adjustment Factor.

                                      2-6

          The total of the Plan Compensation received by (1) a Highly Compensated Employee (as defined in Section 414(q) of the Code) who is one of the 10 most Highly Compensated Employees, and/or a 5% Owner, (2) his spouse, and
(3) his lineal descendants who have not attained the age of 19 by the end of the Fiscal Year, shall not exceed $200,000 ($150,000 for Fiscal Years beginning on or after January 1, 1994) multiplied by the Adjustment Factor. For Fiscal Years beginning on or after January 1, 1997, the limitations of this paragraph shall be applied without regard to sections (2) and (3) of this paragraph.

          Notwithstanding the above, for Fiscal Years beginning on or after January 1, 1997, Plan Compensation for any owner-employee as defined in Section 401(c)(3) shall include only earned income of such owner-employee that is derived from the trade or business with respect to which this Plan is established.

     2.39 "Quarter" means a calendar year quarter ending on March 31, June 30,
           -------
September 30 or December 31.

     2.40 "Qualified Domestic Relations Order" ("QDRO") has the meaning set
           --------------------------------------------
forth in Code Section 414(p).

     2.41 "REA" means the Retirement Equity Act of 1984.


     2.42 "Savings Plan" means the CH2M Hill Retirement and Tax-Deferred Savings
           ------------
Plan.

     2.43 "SBJPA" means Small Business Job Protection Act of 1996.
           -----

     2.44 "Service" has the meaning set forth in Article 9.1.
           -------

     2.45 "Spousal Consent" means the revocable written consent of the
           ---------------
Participant's spouse to an action taken by the Participant hereunder which requires such consent under the terms of the Plan; provided that:

               (i) Such consent shall acknowledge the Beneficiary designated by the Participant and the effect of such consent;

               (ii) Any change in the designated Beneficiary, other than to make the spouse the Beneficiary of 100% of the Participant's vested Account, shall require a new spousal consent;

               (iii) Such consent shall be effective only with respect to that spouse;

               (iv)  Such consent shall be witnessed by a notary public; and

               (v) Such written consent shall not be required if it is established to the satisfaction of a Plan representative that such consent cannot be obtained because

                                      2-7

(1) there is no spouse or, (2) the spouse cannot be located, or (3) such other circumstances exist as may be prescribed by applicable regulations.

     2.46 [Reserved]

     2.47 "TEFRA" means the Tax Equity and Fiscal Responsibility Act of 1982.
           -----

     2.48 "Testing Compensation" for purposes of determining (1) whether an
           --------------------
Employee is a Key Employee, and (2) whether an Employee is a Highly Compensated Employee means Allowable Compensation, except that amounts contributed by the Employer pursuant to a salary reduction agreement which are not includible in the Employee's income under Code Section 125, 402(e)(3), 402(h) or 403(b) shall be included.

          Testing Compensation shall not exceed $200,000, multiplied by the Adjustment Factor. For Fiscal Years beginning on or after January 1, 1994, Testing Compensation shall not exceed the OBRA '93 limit of $150,000, multiplied by the Adjustment Factor.

          The total of the Testing Compensation received by (1) a Highly Compensated Employee in a group consisting of the 10 most Highly Compensated Employees and/or a 5% Owner and (2) his spouse, and (3) his lineal descendants who have not attained the age of 19 by the end of the Fiscal Year, shall not exceed $200,000 ($150,000 for Fiscal Years beginning on or after January 1, 1994), multiplied by the Adjustment Factor. For Fiscal Years beginning on or after January 1, 1997, the limitations of this paragraph shall be applied without regard to sections (2) and (3) of this paragraph.

     2.49 "Top-Heavy Plan" means the Plan during each Fiscal Year in which the
           --------------
aggregate value of the Accounts of Key Employees exceeds 60% of the aggregate value of all Accounts under the Plan as of the Determination Date for such Fiscal Year. For purposes of determining the value of Employees' Accounts in the Plan, the following shall be excluded: (1) rollover contributions from a non-related employer; (2) the Accounts of Participants who have not performed any services for the Employer within the five year period ending on the Determination Date; and (3) the Account of any individual who was a Key Employee with respect to the Plan for any prior Fiscal Year but is not a Key Employee with respect to the Plan for the applicable Fiscal Year. For purposes of determining the aggregate value of Accounts and/or accrued benefits under this Article, distributions made within a 5 year period ending on the Determination Date shall be included to the extent required by applicable law and regulation.

              (a)  Required Aggregation to Determine Top-Heaviness.  If a Key
                   ------------------------------------------------
Employee is a Participant in this Plan for any Fiscal Year and the Employer maintains or has maintained any other plans (including terminated plans), (1) in which a Key Employee is or was a participant within the 5 year period ending on the Determination Date, or (2) which must be combined with this Plan in order to meet the requirements of

                                      2-8

Code Sections 401(a)(4) or 410(b) for any Fiscal Year, then this Plan's top-heaviness shall be determined for such Fiscal Year by aggregating the Accounts and/or present value of accrued benefits of participants in this Plan and all other such plans.

              (b)  Permissive Aggregation to Determine Top-Heaviness.  If the
                   --------------------------------------------------
Employer maintains or has maintained any plans (including terminated plans) other than one described in (a) above, the Trustees may aggregate the accounts and/or present value of accrued benefits of participants in any such plan with those of this Plan to determine whether this Plan is a Top-Heavy Plan for any Fiscal Year, provided that the requirements of Code Sections 401(a)(4) and 410(b) would continue to be met by treating this Plan, any plan that must be aggregated with the Plan under (a) above and any other plan referred to in this sentence as one unit.

              In determining top-heaviness and the aggregate value of Accounts and/or accrued benefits under this Article, the Trustees shall be guided by the provisions of the Code, including but not limited to Code Section 416(g)(3)(B).

     2.50  "TRA '86" means the Tax Reform Act of 1986.

     2.51 "Trust" means the legal entity created by this Trust Agreement as part of the Plan.

     2.52  "Trust Agreement" means this Agreement.

     2.53 "Trust Fund" means all property and income held by the Trustees under the Trust Agreement.

     2.54 "Trustees" means FRED K. BERRY, SAMUEL H. IAPALUCCI, SHARON SCHLECHTER, CLIFF THOMPSON, and STAN VINSON, and any duly appointed successor, as provided in Article 13.8.

     2.55 "USERRA" means Uniformed Services Employment and Reemployment Rights Act of 1994.

     2.56 "Valuation Date" means the last day of the fiscal Year and such other dates(s) as may be designated by the Trustees as provided in Article 7.

     2.57  List of Terms Defined Elsewhere:                            Article
           --------------------------------                            -------
          (a)   "Annual Addition"                                      5.1
          (b)   "Annual Amount"                                        5.1
          (c)   "Annual Benefit"                                       5.1
          (d)   "Defined Benefit Fraction"                             5.1
          (e)   "Defined Contribution Fraction"                        5.1
          (f)   "Dollar Limitation"                                    5.1
          (g)   "Eligibility Computation Fraction"                     5.1
          (h)   "Eligible Employee"                                    3.1

                                      2-9

          (i)   "Limitation Account"                                   5.1
          (j)   "Limitation Year"                                      5.1
          (k)   "Percentage Limitation"                                5.1
          (l)   "Projected Annual Benefits"                            5.1
          (m)   "Social Security Normal Retirement Age"                5.1
          (n)   "Super Top-Heavy"                                      5.1
          (o)   "Transition Amount"                                    5.1

                    *  *  *  *  End of Article 2  *  *  *  *

                                     2-10

                                   Article 3.
             Eligibility, Participation and Beneficiary Designation

       3.1  Definitions.
            ------------

            (a) "Eligible Employee" means any Employee, except an Employee who
                 -----------------
is a Leased Employee, who is classified as a temporary employee, or an Employee whose compensation and conditions of employment are established by the terms of a collective bargaining agreement to which the Employer is a party and which does not specifically provide for coverage of such Employee under the Plan.

                (i)  "Eligibility Computation Period" means the 12 consecutive
                     ------------------------------
month period beginning with the Employee's Date of Hire, and each Fiscal Year starting after the Employee's Date of Hire.

       3.2  Participation.
            --------------

            (a)  Continuing Plan Participation.  Each individual who was an
                 ------------------------------
Eligible Employee and a Participant in the Plan immediately preceding the effective date of this amendment and restatement shall continue to be a Participant on such effective date.

                (i)  Plan Entry.  Each other Eligible Employee shall become a
                     -----------
Participant in the Plan on the Entry Date coinciding with or next following the last day of the Eligibility Computation Period in which he completes 1,000 Hours of Service.

       3.3  Beneficiary Designation.
            ------------------------

            (a)  Designation Procedure.  Each Eligible Employee, upon becoming
                 ----------------------
a Participant, shall designate a Beneficiary or Beneficiaries to receive benefits under the Plan after his death. A Participant may change his Beneficiary designation at any time. Each Beneficiary designation shall be in a form prescribed by the Trustees and will be effective only when filed with the Trustees during the Participant's lifetime. Each Beneficiary designation filed with the Trustees will cancel all previously filed Beneficiary designations.

            (b)  Spousal Consent.  In the event that a married Participant
                 ----------------
wishes to designate a Beneficiary other than his spouse for any portion of his vested Account, such designation shall include Spousal Consent.

            (c)  Lack of Designation.  In the absence of a valid designation
                 --------------------
by an unmarried Participant or if no designated Beneficiary survives an unmarried Participant, his interest shall be distributed to his estate. In the absence of a valid designation by a married Participant or if no designated Beneficiary survives a married Participant, his interest shall be distributed to his surviving spouse, or if there is no surviving spouse, then to his estate.

                                      3-1

       3.4  Change from Ineligible to Eligible Employee.  An Employee who is
            --------------------------------------------
excluded under Article 3.1 for any period shall be eligible to participate on the first date he is no longer excluded, provided that the requirements of
Article 3.2 have been satisfied, but not earlier than the Entry Date on which he would have entered the Plan had he not been excluded under Article 3.1.

       3.5  Former Employee Rehired.  A former Employee who had completed the
            ------------------------
eligibility requirements of Article 3.2 with the Employer and who is reemployed by the Employer shall become a Participant as of the date of reemployment as an Eligible Employee, but not earlier than the Entry Date on which he would have entered the Plan had his employment not terminated.

       3.6  Trustees Determine Eligibility.  Compliance with the eligibility
            -------------------------------
requirements shall be determined by the Trustees in their capacity as Plan Administrator.

                    *  *  *  *  End of Article 3  *  *  *  *

                                      3-2

                                   Article 4.
                                 Contributions

       4.1  Employer Contribution.  As of the last day of each Fiscal Year, a
            ----------------------
Member Employer may make a contribution to the Trust for its own Employees in such amount, if any, as is determined by the Member Employer. These contributions will be allocated to such Member Employer's Participants' Accounts as provided in Article 5.2.

       4.2  Top-Heavy Minimum Contribution.  For any Fiscal Year during which
            -------------------------------
the Plan is a Top-Heavy Plan, the top-heavy minimum contribution shall be made in the Savings Plan.

       4.3  Timing of, Limitations on, and Return of Employer Contributions.
            ----------------------------------------------------------------

              (a)  Amount and Timing of Contributions.  Member Employer
                   -----------------------------------
contributions shall not exceed an amount which is estimated to constitute the maximum allowable deduction under Code Section 404(a). Member Employer contributions shall be paid to the Trustee on or prior to the last day for filing the Member Employer's federal income tax return for such year, including any extensions of time granted for such filing. Contributions shall be made in cash or in Employer Stock.

              (b)  Return of Employer Contributions.  If an amount is
                   ---------------------------------
contributed by a Member Employer due to a mistake of fact, the Member Employer shall be entitled to recover such amount within one year of the date such contribution is made. Unless otherwise provided in a resolution of the Board, any amounts contributed by a Member Employer which are disallowed as a deduction under Code Section 404 shall be returned to the Member Employer within one year of the date such deduction is disallowed. Trust income attributable to the amount to be recovered shall not be paid to the Member Employer, but Trust loss attributable thereto shall reduce such amount.

                    *  *  *  *  End of Article 4  *  *  *  *

                                      4-1

                                   Article 5.
                  Allocation of Contributions and Forfeitures

       5.1  Definitions.
            ------------

          (a) "Annual Addition" means the sum for the Limitation Year to which
               ---------------
the allocation pertains (whether or not allocated in such year) of all Member Employer and Employee contributions and Forfeitures allocated for such year to the Participant's Account in this Plan and any other defined contribution plan maintained by the Employer and an Affiliated Employer.

          Annual Addition also includes amounts allocated, for Fiscal Years
          ---------------
beginning after March 31, 1984, to a Participant's:

               (i) Individual medical account (as defined in Code Section 415(l)) which is part of a defined benefit plan maintained by a Member Employer, for purposes of the maximum dollar limit under Code Section 415(c)(1)(A); and

               (ii) Separate account maintained for a Key Employee, to the extent required by the Code, which is attributable to post-retirement medical or life insurance benefits under a welfare benefit fund (as defined in Code Section 419A(d)) maintained by a Member Employer.

          (b) "Annual Amount" means the lesser of 35% (1.4 x 25%) of the
               -------------
Participant's Allowable Compensation (as defined in Article 2) for such Limitation Year or $37,500 (125% of $30,000) (or such other amount as may be established for such Limitation Year under Code Section 415(d) for any Limitation Year).

          (c) "Annual Benefit" means the sum of all annual benefits payable in
               --------------
the form of a single life annuity from all defined benefit plans (whether or not terminated) maintained by a Member Employer. Benefits payable in any other form, except a qualified joint and survivor annuity as defined in Code Section 417(b), shall be adjusted to the actuarial equivalent of a single life annuity beginning at the same age. The Annual Benefit shall not be adjusted for any pre-retirement death or disability benefits provided.

          (d) "Defined Benefit Fraction" means the fraction in which the:
               ------------------------

               (i) Numerator equals the Participant's Projected Annual Benefit in the defined benefit plan determined as of the close of the Limitation Year, and

               (ii) Denominator equals the lesser of 140% of the Percentage Limitation or 125% of the Dollar Limitation.

          (e) "Defined Contribution Fraction" means the fraction in which the:
               -----------------------------

                                      5-1

               (i) Numerator equals the sum of a Participant's Annual Additions for each Limitation Year to date from all defined contribution plans (whether or not terminated) maintained by a Member Employer, less any Transition Amounts, and

               (ii) Denominator equals the sum of the Annual Amounts for each Limitation Year included in the Participant's Service, plus any Transition Amounts.

          (f) "Dollar Limitation" means the adjusted value of $90,000 (or such
               -----------------
other amount as may be in effect on the last day of the Limitation Year pursuant to Code Section 415(d)) based on the age of the Participant when the benefit begins as follows:

Age                                                          Limitation Adjustment Under the Defined Benefit Plan
---                                                          ----------------------------------------------------
Over the Social Security Normal Retirement Age             limitation is actuarially increased based on the
                                                           mortality table used for actuarial equivalence in the
                                                           Plan and 5% interest, but not more than the actuarial
                                                           increase (if any) specified in the Defined Benefit Plan

Social Security Normal Retirement Age                      no adjustment

Age 62 and over but below Social Security Normal           limitation is reduced by 5/9% for each of the first 36
 Retirement Age                                            months and by 5/12% for each of the next 24 months that
                                                           the age precedes Social Security Normal Retirement Age

Under 62                                                   the lesser of:

                                                           (i)   actuarial equivalent of limitation for age 62,
                                                                 based on the mortality table used for actuarial
                                                                 equivalence in the Plan and 5% interest, and
                                                           (ii)  the limitation at age 62 multiplied by the ratio
                                                                 of the Plan's early retirement factor at age of
                                                                 commencement to the Plan's early retirement
                                                                 factor at age 62

If a Participant has completed less than ten years of Service in the Defined Benefit Plan, the Dollar Limitation shall be adjusted by multiplying such limitation by a fraction, the numerator of which is the Participant's number of years (or part thereof) of Service not to exceed ten, and the denominator of which is ten.

          (g) "Limitation Account" means an account expressly set up and
               ------------------
maintained to hold Excess Annual Addition amounts contributed in error pursuant to Article 5.3(b).

          (h) "Limitation Year" means the Fiscal Year.
               ---------------

          (i) "Percentage Limitation" means 100% of the average of Allowable
               ---------------------
Compensation (as defined in Article 2) paid or accrued over the three (or the Participant's actual number of years of Service, if fewer) consecutive Limitation Years

                                      5-2
included in the Participant's Service which produce the highest average. If a Participant has completed less than ten years of Service with a Member Employer, this limitation shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of years of Service (or part thereof), and the denominator of which is ten. In no event shall the reduction for less than 10 years of Service reduce this limitation to an amount less than one-tenth of the applicable limitation (as determined without regard to this paragraph).

          (j) "Projected Annual Benefit" means the Annual Benefit that a
               ------------------------
Participant in a defined benefit plan would be entitled to under the terms of that plan based on the following assumptions:

              (i) The Participant will continue employment until normal retirement age (or his current age, if later) under the terms of that plan;

              (ii) The Participant's compensation for the applicable limitation year will remain the same until his normal retirement age under (i) above; and

              (iii) All other relevant factors used to determine benefits under that plan for the applicable limitation year will remain constant for all future limitation years.

          (k) "Social Security Normal Retirement Age" means the age when
               -------------------------------------
unreduced old-age benefits are available from Social Security, rounded to the next higher year, according to the following table:

                   Year of Birth                  Social Security
                   -------------                Normal Retirement Age
                                                ---------------------
        1937 and Before                                  65
        1938-1954                                        66
        1955 and After                                   67

          (l) "Super Top-Heavy" means a Plan which is Top-Heavy after
               ---------------
substituting 90% for 60% in the definition for Top-Heavy in Article 2.

          (m) "Transition Amount" means an amount which is permanently
               -----------------
subtracted from the numerator or added to the denominator of the Defined Contribution Fraction pursuant to transition rules related to the amendments of Code Section 415.

     5.2   Allocation Methods.
           ----------------------

          (a) Top-Heavy Minimum and Restoration Contributions.  Top-Heavy
              ------------------------------------------------
Minimum and Restoration Contributions are allocated as provided in Article 4 and
Article 6.

          (b) Contribution Allocation.  Member Employer contributions and
              ------------------------
Forfeitures, and amounts in Limitation Accounts attributable to Member Employer Accounts for any Fiscal Year shall be allocated as of the last day of such Fiscal Year to

                                      5-3
the Accounts of all Eligible Participants of the Member Employer in the ratio that each such Eligible Participant's Plan Compensation from such Member Employer during the Fiscal Year bears to the aggregate Plan Compensation of all Eligible Participants of the Member Employer for the Fiscal Year.

     5.3  Limitations on Annual Allocations.
          ----------------------------------

          (a) Limitation Amount.
              ----------------------------------

              (i) Notwithstanding any other provision of this Plan to the contrary, for Fiscal Years beginning before January 1, 1995, the Annual Addition to a Participant's Account for any Limitation Year shall not exceed the lesser of 25% of the Employee's Allowable Compensation or $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Code Section 415(b)(1)(A)), or such other amount for the Limitation Year as may be established by regulations under Code Section 415(d).

              (ii) Notwithstanding any other provision of this Plan to the contrary, for Fiscal Years beginning on or after January 1, 1995, the Annual Addition to a Participant's Account for any Limitation Year shall not exceed the lesser of 25% of the Employee's Allowable Compensation or $30,000, or such other amount for the Limitation Year as may be established by regulations under Code
Section 415(d).

          (b)  Treatment of Excess Annual Addition Made in Error.  In the
               --------------------------------------------------
event that (as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals or other limited facts and circumstances which the Internal Revenue Service finds to be applicable) an amount would otherwise be allocated which would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated:

               (i) First, by applying the corrective measures in Article 5.3 of the Savings Plan;

               (ii) Second, by holding any remaining excess amounts in a Limitation Account. Any amounts in the Limitation Accounts shall be reallocated among the appropriate Accounts of Eligible Participants pursuant to Article 5.2 as of the last day of each succeeding Fiscal Year until the excess is exhausted, provided that the Annual Addition limitation with respect to any Participant may not be exceeded in any Limitation Year. No allocation of contributions may be credited to the Accounts of Eligible Participants in succeeding years until such excess has been exhausted.

       5.4  Overall Limitation for Different Types of Plans.
            ------------------------------------------------

            (a)  General Limitation.  If a Participant in this Plan is also a
                 -------------------
Participant in a qualified defined benefit pension plan maintained by the Employer or an Affiliated Employer (or was at any time a Participant in such a defined benefit pension plan maintained by the Employer or an Affiliated Employer which has since been

                                      5-4
terminated), the sum of the Defined Contribution Fraction and the Defined Benefit Fraction for any Limitation Year shall not exceed 1.0. If a restriction on contributions or benefits is required for any Employee, such restriction will first be applied to the Retirement and Tax-Deferred Savings Plan.

              (b)  Super Top-Heavy Limitation.  For each Fiscal Year in which
                   ---------------------------
the Plan is Super Top-Heavy or if the Plan is Top-Heavy and the minimum contribution under Article 5.2(d) is less than 7.5%, 100% shall be substituted for 125% wherever it appears in Articles 5.1(b) and (d), unless no additional allocations or benefits accrue to any affected Participant.

       5.5    Restoration Procedures.
              -----------------------

              (a)  Computing Amounts.  In the event that a Participant's Account
                   ------------------
was improperly excluded in any year from an allocation of Member Employer contributions and Forfeitures pursuant to Article 5.2, such Participant's Account shall be restored to its correct status by the addition of amounts that are determined as follows:

                   (i) First, an amount will be computed on the same basis as Member Employer contributions and Forfeitures that were allocated to the Accounts of other Eligible Participants under Article 5.2 in each year for which restoration is necessary, and

                   (ii) Second, Trust Fund income, gain or loss attributable to amounts that should have been allocated under (i) above will be computed on the same basis that Trust Fund income, gain or loss was allocated to other Participants' Accounts in the valuation process described in Article 7.2 in each year for which restoration is necessary.

              (b)  Income, Gain or Loss.  In the event that a Participant's
                   ---------------------
Account was improperly excluded in any year from an allocation of Trust Fund income, gain or loss pursuant to the valuation process described in Article 7.2, such Participant's Account shall be restored to its correct status by the addition or subtraction of amounts that should have been allocated under Article
7.2 in each year for which restoration is necessary.

              (c)  Source of Amounts.  Such amounts shall be restored first from
                   ------------------
Forfeitures, if any; and then, if necessary, the Member Employer shall contribute an amount which is necessary to fully restore each improperly excluded Account.

                    *  *  *  *  End of Article 5  *  *  *  *

                                      5-5

                                   Article 6.
                              Vesting of Accounts

     6.1   Automatic Vesting on Retirement, Death or Disability. The value of a
           ----------------------------------------------------
Participant's Account shall become fully vested (i) when the Participant attains his Normal Retirement Date or reaches age 55 and completes 5 Years of Service while an Employee, or (ii) upon his termination of employment by reason of death or Disability.

     6.2  Vesting Based on Service.  Except as otherwise provided in Article
          -------------------------
6.4(d) and Article 14.3, a Participant's Account shall become vested in accordance with the following schedule:

                     Years of Service                    Vested Percentage
                    ------------------                 --------------------
                    Less than 2 years                                     0%
                        2 years                                          20%
                        3 years                                          40%
                        4 years                                          60%
                        5 years                                          80%
                    6 years or more                                     100%


     6.3   Years of Service for Vesting.
           --------------------------------

            (a)  Year of Service.  An Employee shall be credited with one year
                 ----------------
of Service for vesting for each full year in his Period of Service, as defined in Article 9.3.

            (b)  Termination Prior to Vesting.  If the vested percentag
                 -----------------------------
applicable to a Participant's Account is 0% at the time his service terminates, his Service prior to such termination shall be disregarded for vesting purposes if he is reemployed after he has incurred 5 consecutive Breaks in Service.

     6.4   Forfeitures and Restorations.
           --------------------------------

           (a)  Date Forfeitures Occur.  Any remainder of a terminating
                -----------------------
Participant's Account which is not vested shall be forfeited on the earliest to occur of the following dates:

                (i) The date of termination of the Participant, provided that this date applies only if the Participant did not then have a vested interest in his Account;

                (ii) The date on which the terminated Participant receives payment of his entire vested interest;

                (iii) The date on which the Participant completes five consecutive one-year Breaks in Service.

           (b)  Forfeitures Reallocated.  Forfeitures of a Member Employer's
                ------------------------
own Employees' non-vested Account balances during a Fiscal Year which are not used to

                                      6-1
restore any of its Participant's Accounts as of the last day of such Fiscal Year shall be allocated as of the last day of the Fiscal Year to the Accounts of its Eligible Participants as provided in Article 5.2(b).

           (c)  Reemployment After Forfeiture.  If a Participant is reemployed
                ------------------------------
before incurring 5 consecutive Breaks in Service, any amounts forfeited shall be treated as follows:

                (i)  Restoration If No Distribution.  In the event a Participant
                     ------------------------------
did not receive a distribution of his vested interest, any amounts previously forfeited shall be fully restored as provided in (iv) below and shall be recredited to the Participant's Account as of his reemployment date.

                (ii) Treatment If Prior Distribution.  If the Participant
                     -------------------------------
received a distribution of part or all of his vested interest in his Account, the forfeited amount shall be recredited to the Account of the Participant. The vested interest in the Participant's Account shall thereafter be determined by applying the formula:

                                X = V (A+D) - D

          For purposes of applying this formula, X is the dollar amount of the vested interest of his Account which is being determined; V is his vested interest percentage pursuant to Article 6.2, at the relevant time; A is the value of his Account as of the relevant time; and D is the amount of the distribution previously made to the Participant.

                (iii)  Source of Restored Amounts.  Forfeited amounts to be
                       --------------------------
restored for any Fiscal Year may be restored from Forfeitures as of the last day of a Fiscal Year, from additional Employer contributions for such Fiscal Year, from Trust income, or from a combination of these methods, as determined by the Trustees.

              (d)  No Restoration After 5 Consecutive Breaks in Service.  If a
                   -----------------------------------------------------
Participant is reemployed after 5 consecutive Breaks in Service, no portion of his non-vested Account shall be restored and any undistributed vested interest shall be maintained as a separate fully vested Account.

       6.5  No Divestment.  Except as provided under Articles 4.2(b), 4.3(b) and
            --------------
6.7, a Participant's vested rights shall not be subject to divestment for any reason.

       6.6  Amendment to Vesting.  Notwithstanding any other provisions of this
            ---------------------
Article 6, the vested percentage of an individual who was a Participant immediately preceding the effective date of any amendment to the Plan is determined by the provisions of the Plan existing immediately prior to such amendment if such provisions provide a greater vested percentage at any relevant time.

                                      6-2

       6.7  Lost Participants.
            ------------------

              (a)  Participant's Account.  If all or a portion of a
                   ----------------------
Participant's Account becomes payable under Article 8 and the Trustees, after a reasonable search, cannot locate the Participant or his Beneficiary (if such Beneficiary is entitled to payment), the vested Account shall:

                   (i) Be used to establish an Individual Retirement Account in the Participant's name; or

                   (ii) Remain in the Plan for a sufficient period of time so that under state law the Account would escheat, at which point the Account shall be forfeited and reallocated, in accordance with Articles 4 and 5, as of such date as the Trustees may decide.

              (b)  Search for Participants.  The Trustees shall make a
                   ------------------------
reasonable attempt to find such a Participant, including securing any assistance available from the Internal Revenue Service.

              (c)  Restoration.  If an Account is forfeited under this Article
                   ------------
6.7, and the Participant or his Beneficiary subsequently presents a valid claim for benefits to the Trustees, the Trustees shall cause the vested Account, equal to the amount that was forfeited under this Article 6, to be restored in accordance with the provisions of Article 5.5.

                    *  *  *  *  End of Article 6  *  *  *  *

                                      6-3

                                   Article 7.
                        Participants' Account Valuation

       7.1  Separate Accounts.  The Trustees shall open and maintain a separate
            ------------------
Account for each Participant. Each Participant's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information as affects the value of such Account pursuant to this Agreement. Employer Stock allocated to a Participant shall be carried in a stock account. All other assets shall be carried in another asset account.

       7.2  Determination of Value of Participant Accounts.  As of each
            -----------------------------------------------
Valuation Date, the Trustees shall determine the net income or loss of the Trust Fund based on the receipts and disbursements of the General Trust Fund since the immediately preceding Valuation Date and of the fair market value of the Fund as of the Valuation Date. The Trustees shall use the same value as that calculated annually in accordance with the Employer's bylaws to establish the "fair market value" of the Fund. Prior to any allocation of contributions and Forfeitures to be made as of such date, the net income or loss of the General Trust Fund since the immediately preceding Valuation Date, including net appreciation or depreciation and excluding any expenses paid by the Trust, shall be allocated to each Participant Account in the ratio that the value, as of the immediately preceding Valuation Date, of each such Account invested in the General Trust Fund bears to the value, as of the immediately preceding Valuation Date, of all Accounts invested in the General Trust Fund. Dividends on Employer Stock shall be allocated in proportion to shares held in the stock account. Stock dividends shall be credited to the stock account and cash dividends shall be credited to the other asset account.

       7.3  Valuation Dates.  The General Trust Fund shall be valued as of the
            ----------------
last day of each Fiscal Year and as of any other date the Trustees decided to value the Trust Fund, as provided in Article 7.4.

       7.4  Special Valuation Dates.  The Trustees may determine the fair market
            ------------------------
value of the Trust Fund and may make a determination of Trust income or loss as of any date other than the last day of a Fiscal Year. If the allocation of such Trust income or loss will produce a significant change in the value of Participants' Accounts, and if such valuation shall affect a distribution, then such date shall thereupon be deemed a Valuation Date, and Trust income or loss shall be allocated to Participant's Accounts in accordance with the provisions of Article 7.2.

       7.5  Accounts to be Valued.  All sub-accounts of all Participants shall
            ----------------------
be valued at each Valuation Date.

       7.6  Statement of Accounts.  As soon as practicable after the end of each
            ----------------------
Fiscal Year, the Trustee shall furnish to each Participant a statement of his Account, determined as of the end of such Fiscal Year. Upon the discovery of any error or

                                      7-1
miscalculation in an Account, the Trustees shall correct it, to the extent correction is practically feasible. Statements to Participants are for reporting purposes only, and no allocation, valuation or statement shall vest any right or title in any part of the Trust Fund, nor require any segregation of Trust assets, except as is specifically provided in this Agreement.

       7.7  Valuation of Account When Payment Due.  The amount of the payment
            --------------------------------------
shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding the date of distribution.

                    *  *  *  *  End of Article 7  *  *  *  *

                                      7-2

                                   Article 8.
                         Distributions and Withdrawals

       8.1  General.  Benefits under the Plan shall be distributed solely from
            --------
the Trust. The Member Employers have no liability or responsibility for Plan benefits or for the Trust. No distribution shall be made or commenced prior to the Participant's termination of employment, except as required under Article 8.3(d) and permitted under Article 15.2(b). Distributions can also be made upon termination of the Plan. All distributions from the Plan will be made in accordance with Code Section 401(a)(9) and the regulations thereunder including the transition rules in proposed regulation 1.401(a)(9)-l and the incidental death benefit requirements of proposed regulation 1.401(a)(9)-2. The provisions of Code Section 401(a)(9) shall override any distribution option under the Plan which might be inconsistent with such provisions.

          A distribution to a Participant shall be made solely from his Account. When a distribution is to be made, his Account shall be valued in accordance with Article 7.2. The amount to be paid to him shall be based on his vested interest as determined in Article 6.

       8.2  Administrative Rules.
            ---------------------

            (a) Authority.  Distributions shall be made only in accordance with
                ----------
the directions of the Trustees. The Trustees have the authority to direct the distributions in accordance with the terms and conditions of the Plan, but the Trustees shall have no power of discretion or consent with regard to a Participant's or Beneficiary's choice of the form or timing of a distribution, except as specifically stated herein or to the extent that the Trustees are constrained by the options available under the Plan or by the requirements of law or regulation.

            (b)  Claims.  A Participant, Beneficiary or Alternate Payee has the
                 -------
right to file a claim for benefits as set forth in Article 11.6.

       8.3  Timing of Distributions.
            ------------------------

            (a)  Cashout of Amounts Under $5,000.  If the Participant's vested
                 --------------------------------
Account does not exceed $5,000, and at the time of any prior distribution, if any, has not exceeded $5,000, distribution shall be made in a lump sum as soon as practicable after the Participant's termination of employment.

            (b)  Amounts Over $5,000.  If the Participant's vested Account
                 --------------------
exceeds the cashout requirements of Article 8.3(a), the Participant may elect to:

                   (i) Receive a distribution as soon as practicable after the amount can be determined, or

                                      8-1

                   (ii) Defer receipt of his distribution in accordance with (d) below. Unless otherwise elected by the Participant under (d) below, the payment of benefits under the Plan to the Participant will not begin later than the 60th day after the end of the Fiscal Year in which the latest of the following occurs:

                       (1) The date on which the Participant attains the earlier of Age 65 or his Normal Retirement Date,

                       (2) The date which is the 10th anniversary of his commencement of participation in the Plan, or

                       (3) The date of termination of his service with the Employer;

          However, if the amount of the payment cannot be ascertained and/or the Participant cannot be located by the date required above, payment shall be made within 60 days after all of these facts are known.

          Notwithstanding the foregoing, no payments may be made to a Participant prior to his Normal Retirement Date or his 62nd birthday, whichever is later, if his vested Account exceeds the cashout requirements of Article 8.3(a), unless the written consent of the Participant is obtained by the Trustees within the 90-day period prior to commencement of the distribution.

           (c)  Information and Rights.  The following applies to the
                -----------------------
Participant's written consent:

                (i) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer commencement of the distribution.

                (ii) Notice of the rights specified herein shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such distribution.

                (iii) Written consent of the Participant to the distribution must not be made before the Participant receives the notices and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such distribution.

                (iv) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                (v) If a distribution is one to which Section 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)11(c) of the Income Tax Regulations is given, provided that:

                                      8-2

                    (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                (vi) Notwithstanding anything in this Article 8.3(c) to the contrary, effective for Fiscal Years beginning on or after January 1, 1997, the written explanation described in Section 417(a)(3)(A) of the Code may be provided after the annuity starting date. In such event, the 90-day applicable election period to waive the qualified joint and survivor annuity described in
Section 417(a)(3)(A) of the Code shall not end before the 30/th/ day after the date on which such explanation is provided. Effective for Plan Years beginning on or after January 1, 1997, a Participant may elect (with any applicable spousal consent) to waive any requirement that the written explanation be provided at least 30 days before the annuity starting date (or to waive the 30-day requirement in the preceding sentence) if the distribution commences more than 7 days after such explanation is provided.

            (d)  Required Minimum Distributions.  A Participant who meets the
                 -------------------------------
requirements of Article 8.3(b) may defer a distribution by providing the Trustees with a written, signed notice specifying the date on which the distribution is to commence, provided that the distribution shall be made no later than the April 1 following the last day of the calendar year in which the Participant attains age 70 1/2 even though such Participant may still be an Employee.

       8.4  Treatment of Deferred Amounts.  Where the distribution of a
            ------------------------------
Participant's Account is to be deferred, the vested portion shall continue to be held and invested as an Account of the Trust subject to revaluation as provided in Article 7.

       8.5  Methods of Distribution.
            ------------------------

            (a)  Method.  Distribution to any Participant or Beneficiary shall
                 -------
be made in a lump sum, in cash.

            (b)  Timing.  If the amount of a distribution cannot be determined
                 -------
by the date specified under Article 8.3, payment of benefits shall be made no later than 60 days after the earliest date on which the amount of the distribution can be determined.

            (c)  Distributions Delayed Until Trade Date.  To the extent that a
                 ---------------------------------------
Participant is entitled to a distribution of all or a portion of his Account that is invested in Employer Stock, the Participant shall receive such distribution as soon as reasonably practicable after the Trustees are able to liquidate sufficient shares of Employer Stock to permit the distribution.

                                      8-3

       8.6  Distribution Upon Death of Participant.
            ---------------------------------------

            (a)  Distribution Made to Participant's Beneficiary.  The vested
                 -----------------------------------------------
portion of a Participant's Account which remains at his death shall be distributed to the Participant's Beneficiary in accordance with the provisions of this Article 8.6.

            (b)  General Rules.  If a Participant dies before his distribution
                 --------------
has been made, his vested Account shall be distributed within 5 years after the death of the Participant.

       8.7  Distributions to Minors or Legally Incompetents.  In case of any
            ------------------------------------------------
distribution to a minor or to a legally incompetent person, the Trustees may make the distribution to his legal representative, to a designated relative, or directly to such person for his benefit. The Trustees shall not be required to oversee the application, by any third party, of any distributions made pursuant to this Article 8.7. Distributions made under this Article 8.7 shall be in accordance with the provisions of this Article 8.

       8.8  Tax Information To Be Provided.  The Trustees shall provide to each
            -------------------------------
Participant, Beneficiary or Alternate Payee who receives an eligible rollover distribution (as defined in Code Section 402(f)), at the time such distribution is made, a written explanation of the (1) provisions under which the distribution will not be subject to tax if timely transferred to an eligible retirement plan and, if applicable; (2) provisions regarding the availability of 10-year averaging or 5-year averaging tax treatment of the distribution.

       8.9  Direct Rollovers.
            -----------------

            (a)  In General.  This Article applies to distributions made on or
                 -----------
after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributes may elect, at the time and in the manner prescribed by the Trustees, to have an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributes in a direct rollover.

            (b)  Definitions Pertaining to Direct Rollovers.
                 -------------------------------------------

                 (i) Eligible rollover distribution:  An eligible rollover
                     -------------------------------
distribution is any distribution of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                      8-4

          (ii)  Eligible retirement plan:  An eligible retirement plan is an
                -------------------------
individual retirement account described in Section 408(a) of the Code, an annuity plan described in Section 403(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) Distributee:  A distributee includes an Employee or former
                ------------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (iv)  Direct rollover:  A direct rollover is a payment by the Plan to
               ----------------
the eligible retirement plan specified by distributee.

                    *  *  *  *  End of Article 8  *  *  *  *

                                      8-5

                                   Article 9.
                                    Service

       9.1  General Definitions.
            --------------------

          (a) "Service" means an Employee's total period of employment with the
               -------
Employer, including service with a predecessor entity or an Affiliated Employer. Throughout this Article 9, Employer shall include Affiliated Employer and any predecessor entity.

          (b)  "Hour of Service" means:
                ---------------

               (i) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

               (ii) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided that no Hours of Service shall be credited to an Employee:

                   (1) For a period during which no duties are performed if payment is made or due under a plan maintained solely for purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;

                   (2) On account of any payment made or due an Employee solely as reimbursement for medical or medically related expenses incurred by the Employee,

                   (3) On account of any payment made to an Employee as severance pay, unless the severance pay is in lieu of advance notice of termination.

               (iii) Each hour not otherwise credited under the Plan for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Such hours are to be credited to the period or periods to which the award or agreement pertains. If this provision results in an Employee becoming an Eligible Participant for a Fiscal Year in which he was not otherwise an Eligible Participant under Article 5 or if this provision results in an increase in the vested percentage applicable to a Participant's Account which has been forfeited under Article 6, the Trustees shall establish equitable procedures for determining and allocating any resulting amounts to such Employee's Account.

                                      9-1

               (iv) No more than 501 Hours of Service shall be credited under Articles 9.1(b)(ii) or (iii) to an Employee on account of any single continuous period of time during which the Employee performs no duties for the Employer.

       9.2  Crediting of Hours Subject to DOL Regulation.  The calculation of
            ---------------------------------------------
the number of Hours of Service to be credited under Articles 9.1(b)(ii) and
(iii) for periods during which no duties are performed, and the crediting of such Hours of Service to periods of time for purposes of computations under the Plan, shall be determined by the Trustees in accordance with the rules set forth in the Department of Labor Regulation Section 2530.200b-2 paragraphs (b) and
(c), which rules shall be consistently applied with respect to all employees within the same job classifications.

       9.3  Elapsed Time Service Definitions.
            ---------------------------------

          (a) "Break in Service" means a one year Period of Severance.  Solely
               ----------------
for purposes of determining whether a Break in Service has occurred, a one year period of absence shall be disregarded, provided such absence is:

                    (1) By reason of pregnancy or the birth of a child of the Employee;

                    (2) By reason of the placement of a child with the Employee in connection with his adoption of such child; or

                    (3) For purposes of caring for any such child for a period beginning immediately following such birth or placement, and further provided that the Employee provides the Committee with such timely information as the Committee may reasonably require to establish that the absence is for a reason described above.

          (b) "Employment Commencement Date" means each of the following:
               ----------------------------

               (i) The date on which an Employee first performs an Hour of Service for an Employer with respect to which such Employee is compensated or entitled to compensation by the Employer.

               (ii) In the case of an Employee who incurs a Period of Severance and who is subsequently reemployed by the Employer, the term Employment Commencement Date means the first day following such Period of Severance on which such Employee performs an Hour of Service for the Employer with respect to which he is compensated or entitled to compensation.

          (c) "Period of Service" shall mean the period of time beginning on an
               -----------------
Employee's Employment Commencement Date and ending on his Severance Date. Periods of Service shall be measured under the elapsed time method as authorized under regulations promulgated by the Secretary of Labor.

               Periods of Service shall also be subject to the following:

                                      9-2

               (i) If an Employee severs from service by quit, discharge or retirement and returns to service within 12 months, that Period of Severance shall be considered as part of that Employee's Period of Service.

               (ii) Notwithstanding the rule in subparagraph (i) above, if an Employee severs from service by reason of quit, discharge or retirement after a period of absence from service of 12 months or less, which period of absence occurred for reasons other than a quit, discharge or retirement, such period of absence shall be considered as part of the Employee's Period of Service only if such Employee performs an Hour of Service within 12 months of the date on which the Employee was first absent from service.

               An Employee is considered to have returned to service on his new Employment Commencement Date.

          (d) "Period of Severance" means the period of time beginning on an
               -------------------
Employee's Severance Date and ending on the Employee's new Employment Commencement Date, if any, following thereafter.

          (e) "Severance Date" means the date on which an Employee quits,
               --------------
retires, is discharged or dies, or, if earlier, the first anniversary of the beginning of a period of absence from service (for reasons other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or lay off).

                    *  *  *  *  End of Article 9  *  *  *  *

                                      9-3

                                  Article 10.
                            Fiduciary Responsibility

       10.1  Names Fiduciaries.  The authority to control and manage the
             ------------------
operation and administration of the Plan shall be allocated as provided in this Agreement between the Employer and the Trustees, all of whom are named fiduciaries under ERISA.

          In addition, procedures for the appointment of another fiduciary, an investment manager, are set forth in Article 12.3.

       10.2  Fiduciary Standards.  Each fiduciary shall discharge its duties
             --------------------
with respect to the Plan solely in the interest of the Participants and Beneficiaries as follows:

                    (1) For the exclusive purpose of providing benefits to Participants and their Beneficiaries;

                    (2) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                    (3) By diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                    (4) In accordance with this Trust Agreement.

       10.3  Fiduciaries Liable for Breach of Duty.  A fiduciary shall be
             --------------------------------------
liable, as provided in ERISA, for any breach of his fiduciary responsibilities. In addition, a fiduciary under this Plan shall be liable for a breach of fiduciary responsibility of another fiduciary under this Plan as provided under ERISA Section 405.

       10.4  Fiduciary May Employ Agents.  Any person or group of persons may
             ----------------------------
serve in more than one fiduciary capacity with regard to the Plan. A fiduciary may, with the consent of the Employer, employ one or more persons to render advice and assistance with regard to any function such fiduciary has under the Plan. The expenses of such persons shall be paid by the Trust if not paid by the Employer.

       10.5  Authority Outlined.
             -------------------

              (a)  Employer Authority.  The Employer has the authority to amend
                   -------------------
and terminate the Plan, to appoint and to appoint and remove Trustees.

              (b)  Trustees' Administrative Authority.  The Trustees, in their
                   -----------------------------------
role as Plan Administrator, have the authority to:

                                     10-1

                    (i)    Allocate the Employer contributions;

                    (ii) Determine the method for allocation of the Trust income or loss;

                    (iii)  Maintain separate Accounts for Participants;

                    (iv) Furnish, and correct errors in, statements of Accounts;

                    (v) Direct the method, timing and media of distributions pursuant to Article 8;

                    (vi)   Direct the segregation of assets;

                    (vii) Direct distribution of the interests of incompetent persons and minors;

                    (viii) Construe the Plan and Trust Agreement and determine questions thereunder;

                    (ix)   Establish a funding policy;

                    (x)    Appoint and delegate duties to an investment manager;
and

                    (xi)   Employ advisors and assistants.

          Article 11 further describes the administrative authority and duties of the Trustees.

              (c)  Trustees' Authority With Respect to Plan Assets.  The
                   ------------------------------------------------
Trustees have the authority to establish the fair market value of the Trust Fund, to value segregated Accounts, to employ advisors, agents and counsel, to hold the Trust assets and to render accounts of their administration of the Trust. Article 13 further describes the authority and duties of the Trustees with respect to Plan assets.

       10.6  Fiduciaries Not to Engage in Prohibited Transactions.  A fiduciary
             -----------------------------------------------------
shall not cause the Plan to engage in a transaction if he knows or should know that such transaction constitutes a prohibited transaction under ERISA Section 406 or Code Section 4975, unless such transaction is exempted under ERISA
Section 408 or Code Section 4975.

       10.7  Duties of Plan Administrator.  The Trustees are the Plan
             -----------------------------
Administrator under ERISA and shall have the duty and authority to comply, with those reporting and disclosure requirements of ERISA and the Code which are specifically required of the Plan Administrator. The Plan Administrator is the agent for the service of legal process. The Plan Administrator shall keep on file a copy of this Plan and Trust Agreement, including any subsequent amendments, all annual and interim reports of the Trustee and

                                     10-2
the latest annual report required under Title I of ERISA for examination by Participants during business hours.

                   *  *  *  *  End of Article 10  *  *  *  *

                                     10-3

                                  Article 11.
                           Administration of the Plan

       11.1  Selection of Trustees.  There shall be five Trustees to manage and
             ----------------------
administer this Plan. The Trustees shall be appointed by the chief executive officer of the Company, who shall also select a successor Trustee upon resignation, death or removal of a Trustee.

       11.2  Trustees' Operating Rules.  The Trustees shall act by agreement of
             --------------------------
a majority of their members, either by vote at a meeting or in writing without a meeting. By such action, the Trustees may authorize one or more members to execute documents on their behalf, or may delegate such authority to another person. A Trustee, who is also a Participant hereunder, shall not vote or act upon any matter relating solely to himself. In the event of a deadlock or other situation which prevents agreement of a majority of the Trustees, the matter shall be decided by the Employer.

       11.3  Trustees' Administrative Authority.  The Trustees have the
             -----------------------------------
authority and duty to do all things necessary or convenient to effect the intent and purpose of this Plan, whether or not such authority and duties are specifically set forth herein. Not in limitation but in amplification of the foregoing, the Trustees shall have the discretionary power to construe the Plan and Trust Agreement and to determine all questions that shall arise hereunder. Decisions of the Trustees made in good faith upon any matters within the scope of its authority shall be final and binding on the Employer, the Participants, their Beneficiaries and all others. The Trustees shall at all times act in a uniform and nondiscriminatory manner in making and carrying out their decisions and directions, and may from time to time prescribe and modify uniform rules of interpretation and administration. The Trustees are the Plan Administrator and have the duties outlined in Article 3.

       11.4  Trustees to Establish Funding Policy.  The Trustees shall establish
             -------------------------------------
a funding policy for the Trust Fund bearing in mind both the short-run and long-run needs and goals of the Plan. The Trustees shall review such policy prior to the end of each Fiscal Year for its appropriateness under the circumstances then prevailing. The funding policy shall be communicated to the investment manager of the Trust Fund, if one has been appointed, so that the investment policy of the Trust Fund can be coordinated with Plan needs.

       11.5  Trustees May Retain Advisors.  With the approval of the Employer,
             -----------------------------
the Trustees may from time to time or on a continuing basis, retain such agents or advisors including, specifically, attorneys, accountants, actuaries, investment counsel, consultants and administrative assistants, as it considers necessary to assist it in the proper performance of its duties. The expenses of such agents or advisors shall be paid by the Employer, or, if not paid by the Employer, the Trustees may direct that such expenses be paid from the Trust Fund; provided that only reasonable expenses of administering the Trust may be paid from the Trust.

                                     11-1

       11.6  Claims Procedure.
             -----------------

              (a)  Claim Must Be Submitted Within 60 Days.  The Trustees shall
                   ---------------------------------------
determine Participants', Alternate Payees' and Beneficiaries' rights to benefits under the Plan. In the event of a dispute over benefits, a Participant, Beneficiary or Alternate Payee may file a written claim for benefits with the Trustees, provided that such claim is filed within 60 days of the date the Participant, Beneficiary or Alternate Payee receives notification of the Trustees' determination.

              (b)  Requirements for Notice of Denial.  If a claim is wholly or
                   ----------------------------------
partially denied, the Trustees shall provide the claimant with a Notice of Denial, written in a manner calculated to be understood by the claimant, setting forth:

                   (i)   The specific reason for such denial;

                   (ii) Specific references to the pertinent Plan provisions on which the denial is based;

                   (iii) A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary; and

                   (iv) Appropriate information as to the steps to be taken if the claimant wishes to submit his or her claim for review.

          The Notice of Denial shall be given within a reasonable time period but no later than 90 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice shall be furnished to the claimant within 90 days of the date the claim was filed stating the special circumstances requiring an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 180 days from the date the claim was filed. If no Notice of Denial is provided as herein described, the claimant may appeal the claim as though the claim had been denied.

              (c)  Claimant's Rights If Claim Denied.  The claimant and/or his
                   ----------------------------------
representative may appeal the denied claim and may:

                   (i) Request a review upon written application to the Trustees;

                   (ii)  Review pertinent documents; and

                   (iii) Submit issues and comments in writing;

provided that such appeal is made within 60 days of the date the claimant receives notification of the denied claim.

                                     11-2

              (d)  Time Limit on Review of Denied Claim.  Upon receipt of a
                   -------------------------------------
request for review, the Trustees shall provide written notification of its decision to the claimant stating the specific reasons and referencing specific Plan provisions on which its decision is based, within a reasonable time period but not later than 60 days after receiving the request, unless special circumstances require an extension for processing the review. If such an extension is required, the Trustees shall notify the claimant of such special circumstances and of the date, no later than 120 days after the original date the review was requested, on which the Trustees will notify the claimant of its decision.

              (e)  No Legal Recourse Until Claims Procedure Exhausted.  In the
                   ---------------------------------------------------
event of any dispute over benefits under this Plan, all remedies available to the disputing individual under this Article 11.6 must be exhausted before legal recourse of any type is sought.

                   *  *  *  *  End of Article 11  *  *  *  *

                                     11-3

                                  Article 12.
                                  Investments

       12.1  Investment Authority.  The Trustees are hereby granted full power
             ---------------------
and authority to invest and reinvest the Trust Fund or any part thereof in accordance with the standards set forth in Article 10. Without limiting the generality of the foregoing, the Trustees may invest in bonds, notes, mortgages, commercial or federal paper, preferred stock, common stock, or other securities, rights, obligations or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts. However, the Trustees are expected to accept and retain Employer Stock contributed to the Trust and to invest all or substantially all cash contributions in Employer Stock if it is available.

       12.2  Trustees May Hold Necessary Cash.  The Trustees may hold in a cash
             ---------------------------------
or cash equivalent account such portion of the Trust Fund as may be deemed necessary for the ordinary administration of the Trust and disbursement of funds. Such funds may be deposited in any bank or savings and loan institution subject to the rules and regulations governing such deposits.

       12.3  Appointment of Investment Manager.  The power of the Trustees to
             ----------------------------------
direct, control or manage the investment of the Trust Fund may be delegated to one or more investment managers appointed by the Trustees. Any such investment manager, if appointed, must acknowledge in writing that he is a fiduciary with respect to the Trust Fund and shall then have the power to manage, acquire, or dispose of any asset of the Trust Fund. An investment manager must be a person who is (1) registered as an investment advisor under the Investment Advisors Act of 1940; (2) a bank, as defined in that Act; or (3) an insurance company qualified to perform such services under the laws of more than one state. If an investment manager has been appointed, the Trustee shall neither be liable for acts or omissions of such investment manager nor be under any obligation to invest or otherwise manage any asset of the Trust Fund. The Trustees shall not be liable for any act or omission of the investment manager in carrying out such responsibility except to the extent that the Trustees violated Article 10.2 of this Trust Agreement with respect to:

                    (1)  Such designation,

                    (2) The establishment or implementation of the procedures for the designation of an investment manager, or

                    (3) Continuing the designation, in which case the Trustees would be liable in accordance with Article 10.3.

                   *  *  *  *  End of Article 12  *  *  *  *

                                     12-1

                                  Article 13.
                                    Trustee

       13.1  Trustees' Duties With Respect to Trust Assets.  The duties of the
             ----------------------------------------------
Trustees with respect to Trust assets shall be to direct the receipt and payment of funds of the Trust, the safeguarding and valuing of Trust assets, and the investing and reinvesting of the Trust Funds. The directions of the Trustees shall be in writing and bear the signature of one or more persons designated as its authorized signatory or signatories, as provided in Article 11.2. The directions of an investment manager shall be in writing or in such other form as is acceptable to the Trustee. The Employer may, however, authorize the Trustees to act with respect to any specific matter or class of matters by delivering to the Trustees a certified copy of a resolution authorizing the Trustees so to act.

       13.2  Indicia of Ownership Must Be in the United States.  The Trustees
             --------------------------------------------------
shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States, except as authorized by regulations issued by the Department of Labor.

       13.3  Permissible Trustees' Actions.  Except as provided in Article 13.4,
             ------------------------------
in the discharge of its duties, the Trustees have all the powers, authority, rights and privileges of an absolute owner of the Trust Fund and, not in limitation of but in amplification of the foregoing, may (i) receive, hold, manage, invest and reinvest, sell, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust Fund; (ii) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges and register in the name of a nominee any securities in the Trust Fund; (iii) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose by judicial proceedings or otherwise or defend against the same, any obligations or claims in favor of or against the Trust Fund; (iv) exercise options, employ agents; and, (v) whether herein specifically referred to or not, do all such acts, take all such actions and proceedings and exercise all such rights and privileges as if the Trustees were the absolute owner of any and all property in the Trust Fund. The Trustees have no authority or duty to determine the amount of the Employer contribution or to enforce the payment of any Employer contribution to it.

       13.4  Voting of Employer Stock.  Every Participant shall have the right
             -------------------------
to direct the Trustees with respect to the voting of the Employer Stock allocated to his Account. At the time of the mailing to shareholders of the notice of any shareholders' meeting of the Employer, the Employer shall cause to be prepared and delivered to each Participant a notice of the shareholders' meeting with a descriptive statement of the items upon which the Participant has the right to exercise his right to vote. The Trustees shall vote any Employer Stock which a Participant fails to vote as authorized by this Article in the same proportion as the allocated shares for which voting instructions have been received and are voted.

                                     13-1

       13.5  Trustees' Fees for Services and Advisors Retained.  Individual
             --------------------------------------------------
Trustees shall serve without compensation for their service as such. However, with the approval of the Employer, the Trustees may from time to time or on a continuing basis, retain such agents or advisors, including specifically accountants, attorneys, investment counsel and administrators, as they consider necessary to assist them in the proper performance of their duties. The expenses of such agents or advisors and all other expenses of the Trustees shall be paid by the Employer. If such expenses remain unpaid by the Employer for a period of 60 days after an appropriate billing is mailed to the Employer, the Trustees shall be entitled to charge such fees and expenses to the Trust Fund.

       13.6  Annual Accounting and Asset Valuation.  Within 60 days or within a
             --------------------------------------
reasonable period following the close of each Fiscal Year, the Trustees shall render to the Employer an accounting of the administration of the Trust during the preceding year. The Trustees shall also determine the value of the Trust Fund, at the close of the Fiscal Year in Article 7. Notwithstanding any other provisions of this Agreement, if the Trustees find that the Trust Fund consists, in whole or in part, of property not traded freely on a recognized market or that information necessary to ascertain the fair market value thereof is not readily available to the Trustees, the Trustees shall take such action as is required to ascertain the fair market value of such property including the retention of such counsel and independent appraisers as it considers necessary; and in such event the fair market value so determined shall be conclusive and binding.

       13.7  Trustee Removal or Resignation.  A Trustee may resign at any time
             -------------------------------
upon 30 days written notice to the Employer and the Trustees or such shorter period as may be agreeable to the Employer. Upon receipt of instructions or directions from the Employer with which the Trustees are unable or unwilling to comply, a Trustee may resign upon written notice to the Employer, given within a reasonable time under the circumstances then prevailing. After resignation, a Trustee shall have no liability to the Employer, or any person interested herein for failure to comply with any instructions or directions. The Employer may remove a Trustee without cause at any time upon 30 days written notice. In case of resignation or removal of all the Trustees, the Trustees shall have the right of a settlement of their accounts, which may be made at the option of the Trustees, either by judicial settlement in an action in a court of competent jurisdiction or by agreement of settlement between the Trustees and the Employer. The Trustees shall not be required to transfer assets of the Trust Fund to a successor Trustee under Article 13.8 or otherwise until its accounts have been settled.

       13.8  Approval of Trustees' Accounting.  The written approval of any
             ---------------------------------
Trustees' accounting by the Employer shall be final as to all matters and transactions stated or shown therein and binding upon the Employer, and all persons who then shall be or thereafter shall become interested in this Trust. Failure of the Employer to notify the Trustees of its disapproval of an accounting within 90 days after it has been received shall be the equivalent of written approval.

                                     13-2

       13.9  Trust Not Terminated Upon Trustees' Removal or Resignation.
             -----------------------------------------------------------
Resignation or removal of all of the Trustees shall not terminate the Trust. If all or any of the Trustees have died, resigned, or been removed, a successor Trustee shall be appointed pursuant to Article 11.1. Any successor Trustee shall have all the powers and duties herein conferred upon the former Trustee. The title to all Trust property shall automatically vest in a successor Trustee without the execution or filing of any instrument or the doing of any act, but the former Trustee shall, nevertheless, execute all instruments and do all acts which would otherwise, be necessary to vest such title in any successor. The appointment of a successor Trustee may be effected by amendment to this Trust Agreement or by a board resolution of the Employer, with the agreement of the successor Trustee to act as such being evidenced by its execution of such amendment or acceptance of such board resolution.

       13.10  Trustees May Consult With Legal Counsel.  The Trustees may consult
              ----------------------------------------
 ith legal counsel (who may or may not be counsel to the Employer) concerning any question which may arise with reference to its duties under this Agreement.

       13.11  Trustees Not Required to Verify Identification or Addresses.  The
              ------------------------------------------------------------
Trustees shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Agreement and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Employer. In the event that any dispute shall arise as to the identity or rights of persons entitled to benefits hereunder, the Trustees may withhold payment of benefits until such dispute has been determined by a court of competent jurisdiction or shall have been settled by written stipulation of the parties concerned.

       13.12  Individual Trustee Rules.  The action of individual Trustees shall
              -------------------------
be determined by the vote or other affirmative expression of the majority thereof, and they shall designate one of their members, or some other person, to keep a record of their decision on matters to be determined hereunder and of all dates, documents and other matters pertaining to their administration of this Trust. However, no Trustee who is a Participant shall vote on any action relating specifically to himself, and in the event the remaining Trustees by majority vote thereof are unable to come to a determination of any such question, the matter shall be decided by the Employer.

       13.13  Indemnification of Trustees and Insurance.  To the fullest extent
              ------------------------------------------
permitted by law, the Employer agrees to indemnify, to defend, and to hold harmless the Trustees, individually and collectively, against any liability whatsoever for any action taken or omitted by such Trustees in good faith in connection with this Plan and Trust or duties hereunder and for any expenses or losses for which the Trustees may become liable as a result of any such actions or non-actions unless resultant from willful misconduct. The Employer may purchase insurance for the Trustees to cover any of their potential liabilities with regard to the Plan and Trust.

                                     13-3

       13.14  Income Tax Withholding.  In directing payments from the Trust, the
              -----------------------
Trustees shall be liable for federal income tax withholding, and shall withhold the appropriate amount of tax, if any, as provided by applicable law and regulation, from any payment made to a Participant, Beneficiary or Alternate Payee.

                   *  *  *  *  End of Article 13  *  *  *  *

                                     13-4

                                  Article 14.
                       Amendment, Termination and Merger

       14.1  Trust Is Irrevocable.  The Trust shall be irrevocable but shall be
             ---------------------
subject to amendment and termination as provided in this Article 14.

       14.2  Employer May Amend Trust Agreement.  The Employer reserves the
             -----------------------------------
right to amend this Trust Agreement to any extent and in any manner that it may deem advisable by action of its Board of Directors. The Employer, the Trustees, all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound by any such amendment; provided, however, that no amendment shall:

                    (1) Cause or permit any part of the principal or income of the Trust to revert to the Employer or to be used for, or be diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries except as permitted by ERISA;

                    (2) Change the duties or liabilities of the Trustees without their written assent to such amendment;

                    (3) Adversely affect the then accrued benefits of any Participants; or

                    (4) Eliminate an optional form of distribution for Account balances accrued before such amendment, except as allowed under the Code.

       14.3  Employer May Terminate Plan.  The Employer has established the Plan
             ----------------------------
with the bona fide intention and expectation that the Plan will continue indefinitely, and that it will be able to make its contributions indefinitely, but the Employer shall be under no obligation to continue its contributions or to maintain the Plan for any given length of time and may, in its sole discretion, terminate the Plan at any time without any liability whatsoever. In the event of the termination of this Plan, the full value of the Accounts of all Participants shall become fully vested and nonforfeitable. In the event of partial termination of the Plan, the full value of the applicable Accounts of the Participants involved in the partial termination shall become fully vested and nonforfeitable.

       14.4  Timing of Plan Termination.  The Plan shall terminate:
             ---------------------------

              (a)  By Written Notice.  Upon the date specified in a written
                   ------------------
notice of such termination, executed by the Employer and delivered to the Trustee; or

              (b)  Purpose of Trust Accomplished.  Upon the earlier of (i) the
                   ------------------------------
complete accomplishment of all purposes for which the Plan has created, or (ii) the death of the last person entitled to receive any benefits hereunder who is living at the date of execution of the Trust Agreement. However, if, upon the death of such last

                                     14-1
survivor, the Trust may continue for a longer period without violation of any law of the jurisdiction to which the Trust is subject, the Trust shall continue until the complete accomplishment of all the purposes for which the Plan and Trust are created, unless sooner terminated under the other provisions hereof.

       14.5  Action Required Upon Plan Termination.  Upon the termination of
             --------------------------------------
this Plan and after payment of all expenses of the Trust, including any amounts then due the Trustees and agents of the Trustees, the Trust assets and all Participants' Accounts shall be revalued according to the procedures provided in
Article 7. Limitation Accounts held pursuant to Article 5 shall be allocated as of the date the Plan is terminated in accordance with Articles 4 and 5. The Trustee shall hold and distribute such Accounts as directed by the Trustees in accordance with the provisions of Article 8. Upon such termination, if the Employer has ceased to exist, all rights, powers, and duties to be exercised or performed by the Employer shall thereafter be exercised or performed by the Trustees, including the filling of vacancies on the Trustees and the amending of the Plan.

       14.6  Non-Reversion of Assets.  Except as provided in Article 4.2(b),
             ------------------------
4.3(b), in no event shall any part of the principal or income of the Trust revert to the Employer or be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries.

       14.7  Merger or Consolidation Cannot Reduce Benefits.  In no event shall
             -----------------------------------------------
this Plan or either portion thereof be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan, or either portion thereof to any other plan unless immediately after such merger, consolidation or transfer, each Participant's benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan or such applicable portion thereof been terminated immediately before such merger, consolidation or transfer.

                   *  *  *  *  End of Article 14  *  *  *  *

                                     14-2

                                  Article 15.
                                  Assignments

       15.1  No Assignment.  Except as provided below, the interest herein,
             --------------
whether vested or not, of any Participant, former Participant or Beneficiary, shall not be subject to alienation, assignment, pledging, encumbrance, attachment, garnishment, execution, sequestration, or other legal or equitable process, or transferability by operation of law in the event of bankruptcy, insolvency or otherwise.

       15.2  Qualified Domestic Relations Order Permitted.  The provisions of
             ---------------------------------------------
Article 15.1 above shall not prevent the creation, assignment or recognition of any individual's right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order (QDRO).

              (a)  Not All Domestic Relations Orders Qualify as QDROs.  The
                   ---------------------------------------------------
Trustees shall establish reasonable procedures to determine whether a domestic relations order is a QDRO and to administer distributions under a QDRO. If any domestic relations order is received by the Plan, the Trustees shall promptly notify the Participant and each Alternate Payee that the order has been received, and shall determine within a reasonable period after receipt of the order whether it is a QDRO and notify the Participant and each Alternate Payee of the Trustees' determination.

              (b)  Payments May Occur Before Termination of Service.  The Plan
                   -------------------------------------------------
may make benefit payments to an Alternate Payee under a QDRO before the Participant's termination of Service if such payments are made on or after the earlier of (i) the date specified in the QDRO; (ii) the earliest date on which the Participant is entitled to a distribution under the Plan; or (iii) the later of (A) the Participant's 50th birthday, or (B) the earliest date on which the Participant could receiving benefits under the Plan if the Participant separated from Service; in accordance with applicable law or regulations.

              (c)  Separate Accounting of Alternate Payee's Account.  During any
                   -------------------------------------------------
period in which the issue of whether a domestic relations order is a QDRO is being determined by the Trustees, a court of competent jurisdiction or otherwise, the Trustees shall separately account for (herein referred to as "the separate amounts") the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a QDRO. If the order, or a modification of the order, is determined within the 18 month period described herein to be a QDRO, the Trustees shall pay the separate amounts (as adjusted by attributable investment income or loss), in accordance with the Plan's provisions, to the entitled individuals). If, within the 18 month period described herein, the order is determined not to be a QDRO or its status as a QDRO is not resolved, the Trustees shall return the separate amounts (as adjusted by attributable investment income or loss) to his Account; or if applicable, the Trustees shall pay such separate amounts to the individuals who would have been entitled to receive such amounts absent such order. Any determination that an order is a QDRO made after the close of the 18-month period described herein shall be applied

                                     15-1
prospectively only. For purposes of this Article 15.2(c), the 18-month period shall be the 18-month period beginning with the date on which the first payment would be required to be made under the QDRO.

              (d)  Consent Requirements.  Except as otherwise provided in a
                   ---------------------
QDRO, payments made to an Alternate Payee shall not be subject to (1) Spousal Consent, or (2) consent of the Alternate Payee.

                   *  *  *  *  End of Article 15  *  *  *  *

                                     15-2

                                  Article 16.
                  Adoption of the Plan by Affiliated Employers

       16.1  Purpose.  The purpose of this Article 16 is to describe the terms
             --------
and conditions under which an Affiliated Employer may adopt the Plan for the benefit of its Eligible Employees.

       16.2  Conditions of Subscription Agreement.  Any Affiliated Employer may,
             -------------------------------------
with the written consent of the Board, execute a Subscription Agreement under which it shall agree:

          (a) To be bound by all the provisions of the adopted Plan and Trust in the manner set forth herein:

          (b) To pay its share of the expenses of the Plan and Trust as they may be determined from time to time in the manner specified in this Article 16; and

          (c) To provide the Board and the Trustees with full, complete and timely information on all matters necessary to them in the operation of the Plan and Trust.

       16.3  Participation of Affiliated Employers.  In the event of the
             --------------------------------------
adoption of the Plan and Trust by an Affiliated Employer, the following shall apply with respect to the participation of such Affiliated Employer hereunder:

          (a) All the terms and conditions of the Plan and Trust shall apply to the participation of such Member Employer and its Employees in the same manner as set forth for the Employer and its Employees, except as follows:

               (i) The right to designate an Affiliated Employer is specifically reserved to the Board.

               (ii) An Affiliated Employer which adopts the Plan shall have the right to designate for purposes of Articles 2.41 and 5.2(b), an alternative definition of Plan Compensation, and for purposes of Article 3, alternative requirements which shall be met by its Eligible Employees in order to qualify as Participants. In the event that no such designation is made, the current requirements set forth in Article 2.41 and Article 3 shall apply to Employees of such Member Employer.

               (iii) The right to appoint the Trustees as Plan Administrator is specifically reserved to the Board, provided that a Member Employer may appoint an Advisory Committee of such composition and size as it may determine to advise the Trustees on any matters affecting such Member Employer or its Employees who are Participants under the Plan. The Trustees shall be entitled to rely on any information furnished it by any such Advisory Committee in the same manner as if furnished by the Member Employer appointing such Advisory Committee, but in no event shall the

                                     16-1
existence of any such Advisory Committee modify or otherwise limit any of the powers or duties of the Trustees under the Plan.

               (iv) The right to direct, appoint, remove, approve the account of or otherwise deal with the Trustees are specifically reserved to the Board and/or the chief executive officer of the Company as otherwise set forth in this Plan and Trust.

               (v) The right to amend the Plan and Trust is specifically reserved to the Board, and any such amendment, unless otherwise specified therein, shall be fully binding with respect to the participation of any Member Employer, provided that this reservation shall in no event be construed to prevent any Member Employer from terminating at any time its participation in the Plan and Trust.

          (b) In the operation of the Plan with respect to a Member Employer, the term "effective date" shall mean the effective date in this Restatement or such later date as specified in such Member Employer's Subscription Agreement.

          (c) The Trustees shall at all times maintain separate Accounts reflecting the participation of the Eligible Employees of the Member Employer and in no event shall there be a commingling of the Accounts of the Eligible Employees of the Employer or any Member Employer, provided that this requirement shall in no event be construed to be a limitation on the commingling of any contributions of the Trust Fund for investment purposes nor shall it require the Trustees to maintain separate accounts with respect to the Trust Fund except as otherwise provided herein.

          (d) Notwithstanding any other provisions of this Agreement to the contrary, it is specifically understood that the participation of any Affiliated Employer hereunder, the obligation of such Affiliated Employer to make contributions hereunder, and the vesting and entitlements of any Participant based on such contributions are conditional to the extent that if a notification is received from the United States Treasury that its Subscription Agreement as part of the Plan, or the same as it may have been amended, is not part of a qualified plan under Section 401 of the Code, as amended by ERISA, with respect to its participation, such Affiliated Employer shall not be a Member Employer hereunder and the then value of any contributions made by such Affiliated Employer or its Employees shall be returned from the Trust Fund, and no Participant hereunder or his Beneficiary shall have any vested interest in, or be entitled to, any benefit payments based on such contributions. Further, it is understood and provided that upon receipt of an initial notification from the United States Treasury Department that such Subscription Agreement and the Plan and Trust, as they may have been amended in order to receive such notification, are qualified and exempt from taxation under the applicable sections of the Code, the participation of such Affiliated Employer as a Member Employer and the vestings and entitlement of all Participants employed by such Member Employer and their Beneficiaries shall be retroactive to the date of their occurrence in accordance with the other provisions of the Plan, and this Article 16.3 shall be of no further force or effect with respect to such Member Employer and its Employees.

                                     16-2

       16.4  Termination of Member Employer's Participation.  Any Member
             -----------------------------------------------
Employer may at any time elect to terminate its participation in the Plan and Trust, or any Member Employer may elect at any time by appropriate amendment or action affecting only its own status hereunder to disassociate itself from the Plan and Trust but to continue the Plan and the portion of the Trust as it pertains to itself and its Employees as an entity separate and distinct from the Plan and Trust if otherwise permitted by law. Termination of the participation of any Member Employer shall not affect the participation of any other Member Employer nor terminate the Plan or Trust with respect to them and their Employees; provided that, if Employer shall terminate its participation, or disassociate itself, then each remaining Member Employer shall make such arrangement and take such action as may be necessary to assume the duties of providing for the operation and continued administration of the Plan and Trust as the same pertains to the Member Employer.

                   *  *  *  *  End of Article 16  *  *  *  *

                                     16-3

                                  Article 17.
                                 Miscellaneous

       17.1  Special Rule Relating to Veterans Reemployment Rights Under USERRA.
             ------------------------------------------------------------------
Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                   *  *  *  *  End of Article 17  *  *  *  *

                                     17-1

          IN WITNESS WHEREOF, the Employer and the Trustees have caused this Agreement to be executed by their respective duly authorized parties on this _____ day of ___________________, 1999.

                              CH2M HILL COMPANIES, LTD.
                              (Employer)

                              By
                                -------------------------------------
                              Its
                                 ------------------------------------

                              FRED K. BERRY
                              SAMUEL H. IAPALUCCI
                              SHARON SCHLECHTER
                              CLIFF THOMPSON
                              STAN VINSON

                              (Trustees)

                              By
                                -------------------------------------

                              By
                                -------------------------------------

                              By
                                -------------------------------------

                              By
                                -------------------------------------

                              By
                                -------------------------------------